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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2016 to September 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Annual Report

  2  0  1  7

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

In the last ten to fifteen year period, the performance of the healthcare sector, and that of the biotechnology sub-sector in particular, has been impressive. Note in the following graph that both the S&P Composite 1500® Health Care Index* ("S15HLTH") and the NASDAQ Biotechnology Index®* ("NBI") materially outperformed the broad S&P 500® Index* ("SPX") in the fifteen year period ending September 30, 2017.

Biotechnology, Healthcare, and S&P 500 Performance
2002 – 2017

We believe that a consistent record of discovery, development and commercialization of new drugs and products that improve quality of life, address medical need and ultimately save lives is the basis for this performance. Nearly everyone has heard of the remarkable genetic engineering and related technologies that are the basis of these new medical products. Moreover, just about everyone we know has a friend or relative who has benefitted from these products and technologies. We think that the combination of accomplishment and positive sentiment has driven healthcare/biotech sector performance.

We also feel that, despite the long history of fundamental progress, angst over drug industry profitability in general, and over drug pricing in particular, has had a negative effect on sector sentiment as of late. These issues were front and center during the recently concluded presidential election cycle and have remained a controversial topic since then as Congress debated the potential repeal and/or replacement of Obamacare. In particular, we think that outrage over drug pricing, justified or (maybe) not, has hurt sentiment for the healthcare/biotech sector.

Despite these challenges, recent sector performance has been quite positive. In fact, the broad SPX was up approximately 20% in calendar 2017 while the healthcare and biotech indices we track were up closer to 30%. As the quarter ended, we were quite upbeat.

However, third quarter 2017 healthcare/biotech sector company reports (made in the month or so after the September 30, 2017 end of the Fund's fiscal year) were mediocre overall, particularly for the large bellwether biotech and pharma companies. This has caused a pullback of approximately 10% in the healthcare sector. As of this writing in early November 2017, both the broad SPX and the healthcare and biotech indices are up approximately 20% in calendar 2017. Such a move in the markets in a ten-month period would always be welcome. However, given both the apparent sentiment and a weak quarter, we have taken a step back to review our thoughts on the healthcare/biotech sector.

More detail is provided later in this note, but in summary, we remain optimistic about the sector. Overall, we expect a continuation of the impressive innovation we have seen. In just the last few years, there have been remarkable developments in immuno-oncology, gene therapy and other areas. In addition, the FDA (while remaining formidable) appears to have become incrementally more accommodative. The IPO market continues to produce new public companies. Our aggregate view is that, in combination with the broad creation and funding of a new generation of public companies, this continued innovation will lead to the discovery and development of many new and novel medical products that will propel the healthcare and biotech sectors forward. We expect these newly formed companies to either be acquired by or to replace the current industry leaders forming the next generation of healthcare/biotech growth. Although we may see some volatility as this renewal process sorts itself out, this makes us optimistic about the medium- and long-term.

As always, we thank you for your consideration of the Tekla Funds. Please call us if you have any questions.

Respectfully yours,

Daniel R. Omstead. Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

For some time, Tekla has been positive about the long-term prospects for the healthcare/biotech sector. Over any reasonable multi-year timeframe, we are bullish. As we and others have noted, this sector continues to be a large portion of the US GDP. Healthcare spending is expected to reach 20% of the US economy within the next decade. While the sector comprises a smaller portion of the GDP of other countries, spending is considerable and expected to grow meaningfully in many developed countries. Furthermore, it is reported that overall US Medicare health spending is expected to grow at 5.8% for at least the next decade. In particular, prescription drug spending is expected to grow at 6.7% per year in this same timeframe. We think these projections make the sector attractive.

Actual and Projected Net Medicare Spending
2010 – 2027

Long-term sector fundamentals are also attractive when we consider healthcare spending on an individual basis. As seen in the figure below and the citation above, the population of the largest countries is expected to age in the coming years. Since more is spent on healthcare as individuals get older, overall healthcare spending should grow. This suggests that, over the long-term, demand for healthcare products and services should continue to grow, likely at an attractive rate.

Population 65 to 84 and 85 Years and Over in the World's Four Largest Countries: 2012, 2030, and 2050

In the intermediate term, we see the continued creation of new and differentiated medical products that are safer and/or more efficacious than existing products and that address currently unmet medical needs in the US and non-US population. These products will be the basis for continued growth in the sector.

The creation of new and novel products depends on the advancement of science in key areas, the identification and clinical testing of newly discovered drugs, and the regulatory approval of such drugs. We see evidence of these accomplishments. The following three charts present favorable trends in the publication of new NIH papers, in the number of registered clinical trials and in the approval of new drugs. For additional data and information, visit fda.gov, clintrials.gov and i2.wp.com.

National Institute of Health (NIH)
Funded Papers Per Year

Number of Registered Clinical Trials

New Molecular Entity (NME) and New Biologic License
Application (BLA) Approvals by Calendar Year

These data suggest that the pipeline of new drugs should continue to grow over time. As previously reported, an entirely new generation of public companies has been created and funded in the last several years. For example, note that Bloomberg reports that since 2014, there have been 839 IPOs and follow-on financings which raised an aggregate of $49.21 billion.

In combination with existing corporations, this new generation of well-funded companies will sponsor the new and novel products we anticipate. We continue to see encouraging technological and clinical results. As an example, we point to the coming of age of cell, gene and RNAi therapies. These technologies have been in development for many years; each of these somewhat related approaches have accomplished major milestones. For example, we have seen the approval of an antisense product (Biogen's SPINRAZATM) which treats an otherwise lethal pediatric condition called Spinal Muscular Atrophy, the approval of two T cell based therapies (Novartis AG's KYMRIAHTM and Gilead Sciences, Inc./Kite's Yescarta) that are remarkably effective in certain hematologic cancers, and clear proof of principle by an RNAi based product (Alnylam Pharmaceuticals, Inc.'s patisiran) in the treatment of a form of amyloidosis, and finally, a positive FDA panel recommendation for Spark Therapeutic's Luxturna to treat a rare genetic form of blindness.

These are just a few examples of the encouraging developments we are seeing. There are certainly many challenges to overcome but, in aggregate, these and other developments are an important part of our underlying optimism toward the healthcare/biotech sector.

TEKLA LIFE SCIENCES INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/17

Market Price[1]	$21.48
NAV[2]	$21.62
Premium/(Discount)	-0.65%
Average 30 Day Volume	47,299
Net Assets	$466,350,804
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$1.59

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/17

Sub-Sector Allocation as of 9/30/17

*Amount is less than 0.05%

This data is subject to change on a daily basis.

TEKLA LIFE SCIENCES INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2017

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.8%
Celgene Corporation – Biotechnology	8.4%
Biogen Inc. – Biotechnology	7.9%
Vertex Pharmaceuticals Incorporated – Biotechnology	5.4%
Incyte Corporation – Biotechnology	4.9%
Alexion Pharmaceuticals, Inc. – Biotechnology	4.8%
Regeneron Pharmaceuticals, Inc. – Biotechnology	4.7%
Amgen Inc. – Biotechnology	4.6%
Illumina, Inc. – Life Sciences Tools & Services	3.6%
BioMarin Pharmaceutical Inc. – Biotechnology	3.0%
SPDR S&P Biotech ETF – Exchanged Traded Fund	2.3%
IDEXX Laboratories, Inc. – Health Care Equipment & Supplies	1.8%
Neurocrine Biosciences, Inc. – Biotechnology	1.8%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.8%
Mylan NV – Pharmaceuticals	1.6%
Galapagos NV – Biotechnology	1.4%
Shire plc – Pharmaceuticals	1.4%
Pieris Pharmaceuticals, Inc. – Biotechnology	1.0%
Thermo Fisher Scientific Inc. – Life Sciences Tools & Services	1.0%
Alnylam Pharmaceuticals, Inc. – Biotechnology	0.9%

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-75% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NBI, which contains approximately 160 securities, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and targets a higher biotechnology exposure than does the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. The market price returns reflect the reinvestment at the closing market price on the last business day of the month.

Portfolio Highlights as of September 30, 2017

Among other investments, HQL's performance benefitted in the past year by the following:

Incyte Corporation (INCY) is a large cap biopharmaceutical company that has outperformed based on progression of their lead immuno-oncology asset into pivotal phase III clinical studies earlier than expected. We look forward to seeing further clinical data at the American Society of Hematology (ASH) conference in December.

Pieris Pharmaceuticals, Inc. (PIRS). A global deal with Astra-Zeneca on the company's second asset has drawn the market's attention to Pieris Pharmaceuticals and the stock has performed well. The growing immuno-oncology pipeline based on their novel modular anticalin platform has advanced to the clinic and the market has begun to give it credit.

Galapagos NV (GLPG) a Belgium based biotech has potential best in class treatments for cystic fibrosis (partnered with Abbvie Inc.) and a JAK inhibitor for the treatment of Rheumatoid arthritis. GLPG also has a deep pipeline that is starting to generate interest in the stock beyond the JAKs and the CF programs, namely the wholly-owned IPF (idiopathic pulmonary fibrosis) program, and partnered OA (osteoarthritis) and atopic dermatitis programs. We continue to believe that the depth of GLPG's pipeline make it an attractive take-out target for 2018.

Among other examples, HQL's performance was negatively impacted by the following:

The Fund was underweight in Kite Pharma, Inc. (KITE) a mid cap biopharmaceutical company. We have largely avoided the CAR T-cell platform companies that utilize a patient's own cells as product material except for selectively investing in particular clinical trial events. This has been due to concerns with competitive technologies that use more "off-the-shelf" products that could enter the market in the mid-term. For that reason, we did not have exposure to Kite Pharma when Gilead purchased them for a high multiple after a large run up in stock price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (a) (b) - 2.8% of Net Assets	VALUE
	Biotechnology - 1.1%
1,400,000	Amphivena Therapeutics, Inc. Series B (Restricted)	$2,100,000
1,153,847	BioClin Therapeutics, Inc. Series A (Restricted)	750,001
445,633	BioClin Therapeutics, Inc. Series B (Restricted)	333,333
2,568,939	EBI Life Sciences, Inc. Series A (Restricted) (c)	13,102
933,333	GenomeDx Biosciences, Inc. Series C (Restricted)	1,400,000
90,000	Trillium Therapeutics, Inc. Series II (d)	463,500
		5,059,936
	Health Care Equipment & Supplies (Restricted) - 0.8%
2,338,198	AlterG, Inc. Series C	865,133
79,330	CardioKinetix, Inc. Series C	0
142,574	CardioKinetix, Inc. Series D	0
439,333	CardioKinetix, Inc. Series E	0
481,378	CardioKinetix, Inc. Series F	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 12/11/19)	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 6/03/20)	0
8,822	CardioKinetix, Inc. Warrants (expiration 8/15/24)	0
951,000	IlluminOss Medical, Inc. Series AA	0
895,848	IlluminOss Medical, Inc. Junior Preferred	0
71,324	IlluminOss Medical, Inc. Warrants (expiration 3/31/27)	0
3,280,000	Tibion Corporation Series B	0
N/A (e)	Tibion Corporation Warrants (expiration 10/30/17)	0
N/A (e)	Tibion Corporation Warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	1,563,620
1,307,169	Veniti, Inc. Series B (c)	823,516
716,720	Veniti, Inc. Series C (c)	530,373
		3,782,642
	Life Sciences Tools & Services (Restricted) - 0.7%
2,446,016	Labcyte, Inc. Series C	3,081,980
107,178	Labcyte, Inc. Series D	147,906
81,480	Labcyte, Inc. Series E	131,183
		3,361,069

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	Pharmaceuticals (Restricted) - 0.2%	VALUE
2,862,324	Euthymics Biosciences, Inc. Series A (c)	$0
659,244	Milestone Pharmaceuticals, Inc. Series C (d)	900,000
		900,000
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $24,259,253)	13,103,647
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 0.0% of Net Assets
	Convertible Notes (Restricted) (a) - 0.0%
	Health Care Equipment & Supplies - 0.0%
$12,336	AlterG, Inc. Promissory Note, 6.00%, due 9/8/18	12,336
51,741	CardioKinetix, Inc. Promissory Note, 5.00%, due 7/31/18 (b)	0
285,294	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 3/31/18	142,647
		154,983
	Pharmaceuticals - 0.0%
8,975	Euthymics Biosciences, Inc. Promissory Note, 1.00%, due 5/31/18 (b) (c)	0
26,924	Euthymics Biosciences, Inc. Promissory Note, 8.00%, due 5/31/18 (b) (c)	0
		0
	TOTAL CONVERTIBLE NOTES	154,983
	Non-Convertible Notes (Restricted) (a) (b) - 0.0%
	Health Care Equipment & Supplies - 0.0%
238,286	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
28,211	Tibion Corporation Non-Cvt. Promissory Note, 6.00%, due 4/17/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $652,085)	154,983

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 92.0% of Net Assets	VALUE
	Biotechnology - 73.7%
12,686	AC Immune SA (b) (d)	$143,352
616,000	Achillion Pharmaceuticals, Inc. (b)	2,765,840
396,500	Adaptimmune Therapeutics plc (b) (f)	3,247,335
93,025	Adverum Biotechnologies, Inc. (b)	339,541
159,699	Alexion Pharmaceuticals, Inc. (b)	22,404,173
34,026	Alnylam Pharmaceuticals, Inc. (b)	3,997,715
291,997	Amarin Corporation plc (b) (f)	1,021,989
115,532	Amgen Inc.	21,540,941
160,730	Amicus Therapeutics, Inc. (b)	2,423,808
811,227	ARCA biopharma, Inc. (b) (c)	892,350
324,491	ARCA biopharma, Inc. Warrants (expiration 6/11/22) (a) (b) (c)	32,449
320,135	Ardelyx, Inc. (b)	1,792,756
75,000	Argenx SE (b) (f)	1,683,000
10,000	AveXis, Inc. (b)	967,300
60,000	Bellicum Pharmaceuticals, Inc. (b)	693,000
323,255	BioCryst Pharmaceuticals, Inc. (b)	1,693,856
117,555	Biogen Inc. (b)	36,808,822
148,570	BioMarin Pharmaceutical Inc. (b)	13,827,410
13,273	bluebird bio, Inc. (b)	1,823,046
140,709	Cascadian Therapeutics, Inc. (b)	575,500
268,531	Celgene Corporation (b)	39,157,190
40,000	Cellectis S.A. (b) (f)	1,138,000
286,472	Cidara Therapeutics, Inc. (b)	2,320,423
22,800	Clovis Oncology, Inc. (b)	1,878,720
159,027	CytomX Therapeutics, Inc. (b)	2,889,521
117,799	Dermira, Inc. (b)	3,180,573
9,619	Eiger BioPharmaceuticals, Inc. (b)	105,809
329	Eiger BioPharmaceuticals, Inc. Warrants (expiration 10/10/18) (a) (b)	0
135,250	Epizyme, Inc. (b)	2,576,512
115,874	Exelixis, Inc. (b)	2,807,627
46,000	Galapagos NV (b) (d)	4,685,928
19,000	Galapagos NV (b) (f)	1,933,250
506,120	Gilead Sciences, Inc.	41,005,842
62,500	Global Blood Therapeutics, Inc. (b)	1,940,625
195,822	Incyte Corporation (b)	22,860,260
74,612	Innoviva, Inc. (b)	1,053,521
37,600	Intercept Pharmaceuticals, Inc. (b)	2,182,304
256,355	Karyopharm Therapeutics Inc. (b)	2,814,778
142,583	Merus B.V. (b) (d)	2,833,124

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	Biotechnology - continued	VALUE
152,900	Momenta Pharmaceuticals, Inc. (b)	$2,828,650
120,000	Myovant Sciences Ltd. (b)	1,856,400
91,321	Natera, Inc. (b)	1,177,128
139,631	Neurocrine Biosciences, Inc. (b)	8,556,588
358,000	Novavax, Inc. (b)	408,120
48,761	Ovid Therapeutics Inc. (b)	417,882
111,986	Ovid Therapeutics Inc. (Restricted) (a) (b)	863,748
829,191	Pieris Pharmaceuticals, Inc. (b)	4,776,140
23,821	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21) (a) (b)	68,128
11,911	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21) (a) (b)	39,902
2,425	Protagonist Therapeutics, Inc. (b)	42,850
119,945	Ra Pharmaceuticals, Inc. (b)	1,751,197
49,382	Regeneron Pharmaceuticals, Inc. (b)	22,079,680
68,850	Sarepta Therapeutics, Inc. (b)	3,123,036
67,110	Seattle Genetics, Inc. (b)	3,651,455
24,300	Spark Therapeutics, Inc. (b)	2,166,588
200,000	Syndax Pharmaceuticals, Inc. (b)	2,340,000
17,577	TESARO, Inc. (b)	2,269,191
150,000	Trillium Therapeutics Inc. (b) (d)	772,500
45,639	Ultragenyx Pharmaceutical Inc. (b)	2,430,733
164,327	Vertex Pharmaceuticals Incorporated (b)	24,984,277
20,000	Xencor, Inc. (b)	458,400
233,331	Xenon Pharmaceuticals Inc. (b)	688,326
13,307	Zafgen, Inc. (b)	46,841
		343,835,950
	Health Care Equipment & Supplies - 4.4%
495,000	Alliqua BioMedical, Inc. (b)	180,724
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	284,302
209,962	CymaBay Therapeutics, Inc. (b)	1,692,294
294,749	GenMark Diagnostics, Inc. (b)	2,838,433
63,707	Glaukos Corporation (b)	2,102,331
55,158	IDEXX Laboratories, Inc. (b)	8,576,517
23,012	Nevro Corp. (b)	2,091,331
48,299	NuVasive, Inc. (b)	2,678,663
36,847	Quotient Limited (b)	181,656
7,157	TherOx, Inc. (Restricted) (a) (b)	143
		20,626,394
	Health Care Providers & Services - 0.1%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	322,963

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	Life Sciences Tools & Services - 5.7%	VALUE
150,000	Accelerate Diagnostics, Inc. (b)	$3,367,500
84,774	Illumina, Inc. (b)	16,886,981
113,500	NanoString Technologies, Inc. (b)	1,834,160
24,400	Thermo Fisher Scientific Inc.	4,616,480
		26,705,121
	Pharmaceuticals - 8.1%
56,011	Acceleron Pharma Inc. (b)	2,090,330
17,547	Allergan plc	3,596,258
232,351	Auris Medical Holding AG (b) (d)	190,528
233,000	Avadel Pharmaceuticals plc (b) (f)	2,446,500
29,100	Endo International plc (b)	249,241
124,140	Foamix Pharmaceuticals Ltd. (b) (d)	688,977
35,949	Impax Laboratories, Inc. (b)	729,765
57,022	Jazz Pharmaceuticals plc (b)	8,339,467
231,280	Mylan NV (b)	7,255,254
42,015	Shire plc (f)	6,434,177
284,378	Tetraphase Pharmaceuticals, Inc. (b)	1,945,146
115,500	Verona Pharma plc (b) (f)	1,772,925
929,053	Verona Pharma plc (Restricted) (b) (d)	1,568,612
371,622	Verona Pharma plc, warrants (expiration 4/27/22) (a) (b) (d)	138,636
		37,445,816
	TOTAL COMMON STOCKS AND WARRANTS (Cost $278,038,448)	428,936,244
	EXCHANGE TRADED FUND - 2.2% of Net Assets
121,460	SPDR S&P Biotech ETF	10,514,792
	TOTAL EXCHANGE TRADED FUND (Cost $8,564,136)	10,514,792

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.1% of Net Assets	VALUE
$9,609,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $9,609,000, 0.12%, dated 09/29/17, due 10/02/17 (collateralized by U.S. Treasury Note 1.50%, due 8/15/26, market value $9,804,037)	$9,609,000
	TOTAL SHORT-TERM INVESTMENT (Cost $9,609,000)	9,609,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 99.1% (Cost $321,122,922)	462,318,666
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 1.0% of Net Assets
	Pharmaceuticals - 1.0%
1	Afferent Milestone Interest	1,116,688
1	Neurovance Milestone Interest	3,406,861
1	TargeGen Milestone Interest	137,447
	TOTAL MILESTONE INTERESTS (Cost $7,503,366)	4,660,996
	TOTAL INVESTMENTS - 100.1% (Cost $328,626,288)	466,979,662
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.1)%	(628,858)
	NET ASSETS - 100%	$466,350,804

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $3,855,410).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

ASSETS:
Investments in unaffiliated issuers, at value (cost $309,136,225)	$458,463,256
Investments in affiliated issuers, at value (cost $11,986,697)	3,855,410
Milestone interests, at value (cost $7,503,366)	4,660,996
Total investments	466,979,662
Cash	615,306
Dividends and interest receivable	18,129
Prepaid expenses	25,398
Other assets (see Note 1)	693,984
Total assets	468,332,479
LIABILITIES:
Payable for investments purchased	1,310,395
Accrued advisory fee	380,052
Accrued investor support service fees	18,906
Accrued shareholder reporting fees	86,613
Accrued trustee fees	94
Accrued other	185,615
Total liabilities	1,981,675
Commitments and Contingencies (see Note 1)
NET ASSETS	$466,350,804
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,572,492 shares issued and outstanding	$317,621,178
Accumulated net investment loss	(22,500)
Accumulated net realized gain on investments and milestone interests	10,398,752
Net unrealized gain on investments and milestone interests	138,353,374
Total net assets (equivalent to $21.62 per share based on 21,572,492 shares outstanding)	$466,350,804

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME:
Dividend income	$1,591,609
Interest and other income	90,555
Total investment income	1,682,164
EXPENSES:
Advisory fees	4,305,299
Shareholder reporting	232,760
Investor support service fees	211,050
Legal fees	201,202
Trustees' fees and expenses	132,804
Custodian fees	118,159
Auditing fees	99,500
Administration fees	87,802
Transfer agent fees	53,075
Other (see Note 2)	119,284
Total expenses	5,560,935
Net investment loss	(3,878,771)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	45,514,098
Investments in affiliated issuers	(209,139)
Net realized gain	45,304,959
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	24,157,492
Investments in affiliated issuers	2,852,004
Milestone interests	119,993
Change in unrealized appreciation (depreciation)	27,129,489
Net realized and unrealized gain (loss)	72,434,448
Net increase in net assets resulting from operations	$68,555,677

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2017		Year ended September 30, 2016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($3,878,771)		($3,790,651)
Net realized gain	45,304,959		4,851,698
Change in net unrealized appreciation (depreciation)	27,129,489		(12,972,671)
Net increase (decrease) in net assets resulting from operations	68,555,677		(11,911,624)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(33,490,625)		(56,868,411)
Total distributions	(33,490,625)		(56,868,411)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (853,189 and 1,057,106 shares, respectively)	16,719,637		20,912,776
Fund shares repurchased (24,167 and 0 shares, respectively) (see Note 1)	(406,764)		—
Total capital share transactions	16,312,873		20,912,776
Net increase (decrease) in net assets	51,377,925		(47,867,259)
NET ASSETS:
Beginning of year	414,972,879		462,840,138
End of year	$466,350,804		$414,972,879
Accumulated net investment loss included in net assets at end of year	($22,500	) (a)	($2,726,499	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2017	2016	2015	2014		2013
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$20.00	$23.51	$23.37	$20.16		$15.74
Net investment loss (1)	(0.18)	(0.19)	(0.25)	(0.23)		(0.22)
Net realized and unrealized gain (loss)	3.39	(0.47)	2.48	5.71		5.94
Total increase (decrease) from investment operations	3.21	(0.66)	2.23	5.48		5.72
Distributions to shareholders from:
Net realized capital gains	(1.59)	(2.85)	(2.09)	(1.70)		(1.30)
Total distributions	(1.59)	(2.85)	(2.09)	(1.70)		(1.30)
Increase resulting from shares repurchased (1)	— (2)	—	—	—		—
Change due to rights offering	—	—	—	(0.57	)(3)	—
Net asset value per share, end of year	$21.62	$20.00	$23.51	$23.37		$20.16
Per share market value, end of year	$21.48	$18.73	$22.51	$22.10		$19.25
Total investment return at market value	24.26%	(4.66%)	9.92%	24.20%		34.96%
Total investment return at net asset value	17.12%	(2.52%)	8.56%	25.40%		38.19%
RATIOS
Expenses to average net assets	1.32%	1.27%	1.21%	1.34%		1.47%
Expenses to average net assets with waiver	—	—	1.17%	1.32%		—
Net investment loss to average net assets	(0.92%)	(0.92%)	(0.91%)	(1.07%)		(1.26%)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$466	$415	$463	$444		$302
Portfolio turnover rate	43.08%	30.99%	45.94%	30.62%		42.23%

(1)  Computed using average shares outstanding.

(2)  Rounds to less than $0.005 per share.

(3)  The rights offering shares were issued at a subscription price of $19.750 which was less than the Fund's net asset value of $22.78 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2017, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of three private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the Afferent Milestone Interest, Neurovance Milestone Interest and the TargeGen Milestone Interest provide for payments at various stages of the development of Afferent's, Neurovance's and TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2017:

Statement of Assets and Liabilities, Milestone interests, at value	$4,660,996
Statement of Assets and Liabilities, Net unrealized loss on milestone interests	$(2,842,370)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$119,993

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in four private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2017 totaled $174,386,780 and $185,929,260, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2017, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018. Prior to this renewal, in March 2016, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2017. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2017 the Fund repurchased 24,167 shares at a total cost of $406,764. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.33%. During the year ended September 30, 2016, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2017, the Fund reclassified $6,582,770 from accumulated net realized gain on investment and $6,582,770 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2017 were as follows:

Cost of investments for tax purposes	$325,891,050
Gross tax unrealized appreciation	$188,840,947
Gross tax unrealized depreciation	($47,752,335)
Net tax unrealized appreciation on investments	$141,088,612
Undistributed ordinary income	$7,641,014

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

The Fund has designated the distributions for its taxable years ended September 30, 2017 and 2016 as follows:

Distributions paid from:	2017	2016
Ordinary income (includes short-term capital gain)	$1,096,494	$—
Long-term capital gain	$32,394,131	$56,868,411

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2017 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2017, these payments amounted to $37,657 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2017 were as follows:

Affiliated Companies	Begining Value as of September 30, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017
ARCA Biopharma, Inc.	$2,458,019				($1,533,220)	$924,799
EBI Life Sciences, Inc.	13,102				—	13,102
Euthymics Biosciences, Inc.	2,862	$37,604			(40,466)	—
Insightra Medical, Inc.	9,017	3,589	($14,988)	($3,998,891)	4,001,583	—	*
Neurovance, Inc.	2,960,342	576,071	(11,433,437)	7,592,874	304,150	—	*
Palyon Medical Corporation	0	—	—	(3,384,844)	3,384,844	—	*
Veniti, Inc.	6,174,813	7,583	—	—	(3,264,887)	2,917,509
	$11,618,155	$624,847	($11,448,425)	$209,139	$2,852,004	$3,855,410

*  Not an affiliate as of September 30, 2017.

Affiliated Companies	Shares as of September 30, 2017	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
ARCA Biopharma, Inc.	1,135,718
EBI Life Sciences, Inc.	2,568,939
Euthymics Biosciences, Inc.	2,862,324
Insightra Medical, Inc.	—
Neurovance, Inc.	—
Palyon Medical Corporation	—
Veniti, Inc.	4,629,922
	11,196,903	$0	$0

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended September 30, 2017, there was a transfer between Level 1 and 2, Level 3 and 2 and no other transfers between Levels. The amount of transfers between Level 1 and Level 2 was $1,926,708. The investment was transferred from Level 1 to Level 2 due to a trading restriction and the value is being supported by significant observable inputs. The amount of transfers between Level 3 and Level 2 was $2,260,108. The investment was transferred from Level 3 to Level 2 due to an initial public offering. The Fund accounts for transfers between Levels at the beginning of the period.

The following is a summary of the levels used as of September 30, 2017 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	$463,500		$4,596,436	$5,059,936
Health Care Equipment & Supplies	—		3,782,642	3,782,642
Life Sciences Tools & Services	—		3,361,069	3,361,069
Pharmaceuticals	—		900,000	900,000
Convertible Notes and Non-Convertible Notes
Health Care Equipment & Supplies	—		154,983	154,983
Pharmaceuticals	—		0	0
Common Stocks and Warrants
Biotechnology	342,831,723	$863,748	140,479	343,835,950
Health Care Equipment & Supplies	20,341,949	—	284,445	20,626,394
Health Care Providers & Services	—	—	322,963	322,963
Life Sciences Tools & Services	26,705,121	—	—	26,705,121
Pharmaceuticals	35,738,568	1,568,612	138,636	37,445,816
Exchange Traded Fund	10,514,792	—	—	10,514,792
Short-Term Investment	—	9,609,000	—	9,609,000
Milestone Interest
Pharmaceuticals	—	—	4,660,996	4,660,996
Other Assets	—	—	693,984	693,984
Total	$436,595,653	$12,041,360	$19,036,633	$467,673,646

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2017
Convertible Preferred and Warrants
Biotechnology	$1,845,795	($785)	$2,751,426			$4,596,436
Health Care Equipment & Supplies	11,980,833	(8,479,780)	281,788	($199)		3,782,642
Life Sciences Tools & Services	4,641,917	(122,158)	71,670	(1,230,360)		3,361,069
Pharmaceuticals	4,662,008	5,655,332	908,708	(10,326,048)		900,000
Convertible and Non-Convertible Notes
Health Care Equipment & Supplies	0	(179,616)	349,590	(14,991)		154,983
Pharmaceuticals	561,304	1,088,904	41,067	(1,691,275)		0
Common Stocks and Warrants
Biotechnology	126,674	13,475	2,260,438	—	($2,260,108)	140,479
Health Care Equipment & Supplies	214,150	70,295	—	—	—	284,445
Health Care Providers & Services	126,667	196,296	—	—	—	322,963
Pharmaceuticals	64,304	73,538	794	—	—	138,636
Milestone Interests
Pharmaceuticals	1,123,203	119,994	3,417,799	—	—	4,660,996
Other Assets	374,787	—	512,579	($193,382)	—	693,984
Total	$25,721,642	($1,564,505)	$10,595,859	($13,456,255)	($2,260,108)	$19,036,633
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017						($8,501,737)

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$563,417	Income approach, Black-Scholes	Discount for lack of marketability	20%-50% (23.49%)
	9,639,381	Probability-weighed expected return model	Discount rate Price to sales multiple	15.39-60.56% (23.82%) 1.31x-10.90x (3.96x)
	3,293,339	Market approach, recent transaction	(a)	N/A
	322,963	Market comparable	Discount for lack of marketability Price to earnings multiple	50% 17.00x
	5,217,533	Probability adjusted value	Probability of events Timing of events	10%-98% (61.66%) 0.25-7.50 (2.33) years
$19,036,633

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

(5) Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 4% of the Fund's net assets at September 30, 2017.

At September 30, 2017 the Fund had a commitment of $900,000 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	7/27/16	$1,123,622	$1,116,688.42	$1,116,688
AlterG, Inc.
Series C Cvt. Pfd	4/12/13	1,427,310	0.37	865,133
Cvt. Promissory Note	9/8/17	12,336	100.00	12,336
Amphivena Therapeutics, Inc. Series B Cvt. Pfd	7/17/17	2,100,000	1.50	2,100,000
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	750,495	0.65	750,001
Series B Cvt. Pfd	3/3/17	333,333	0.75	333,333
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	1,653,409	0.00	0
Series D Cvt. Pfd	12/10/10	546,109	0.00	0
Series E Cvt. Pfd	9/14/11	1,254,131	0.00	0
Series F Cvt. Pfd	12/04/14	1,645,495	0.00	0
Cvt. Promissory Note	6/20/17	51,741	0.00	0
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00	0
Warrants (expiration 8/15/24)	8/15/14	136	0.00	0

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Cercacor Laboratories, Inc. Common	3/31/98	$0	$2.19	$284,302
EBI Life Sciences, Inc. Series A Cvt. Pfd	12/29/11†	13,597	0.01	13,102
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	2,637,247	0.00	0
Cvt. Promissory Note	5/22/17	26,940	0.00	0
Cvt. Promissory Note	7/17/17	8,975	0.00	0
GenomeDx Biosciences, Inc. Series C Cvt. Pfd	2/22/16	1,401,589	1.50	1,400,000
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	956,841	0.00	0
Junior Preferred Cvt. Pfd	1/21/16	1,561,759	0.00	0
Cvt. Promissory Note	3/28/17	285,385	50.00	142,647
Warrants (expiration 3/31/27)	3/28/17	45	0.00	0
InnovaCare Health, Inc. Common	12/21/12†	643,527	2.18	322,963
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,284,768	1.26	3,081,980
Series D Cvt. Pfd	12/21/12	68,643	1.38	147,906
Series E Cvt. Pfd	3/27/17	70,827	1.61	131,183
Milestone Pharmaceuticals, Inc.
Series C Cvt. Pfd	7/17/17	900,000	1.37	900,000
Neurovance Milestone Interest	3/20/17	3,414,295	3,406,861	3,406,861
Ovid Therapeutics Inc. Common	8/7/15	1,500,844	7.71	863,748
TargeGen Milestone Interest	7/20/10	2,965,449	137,447	137,447
TherOx, Inc. Common	9/11/00, 7/8/05	2,388,426	0.02	143
Tibion Corporation
Series B Cvt. Pfd	2/23/11	905,158	0.00	0
Non-Cvt. Promissory Note	7/12/12	238,497	0.00	0
Non-Cvt. Promissory Note	4/12/13	28,211	0.00	0
Warrants (expiration 10/30/17)	10/30/12	0	0.00	0
Warrants (expiration 11/28/17)	11/28/12	0	0.00	0
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	2,276,891	0.60	1,563,620
Series B Cvt. Pfd	5/24/13	1,199,887	0.63	823,516
Series C Cvt. Pfd	12/12/14	821,337	0.74	530,373
Verona Pharma plc Common	4/27/17	1,759,826	1.69	1,568,612
		$38,257,327		$20,495,894

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Life Sciences Investors as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2017

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship(s) Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)

Chief Executive Officer and Chairman of the Board of Trustees, Kaleido Biosciences (since 2017); Partner, Third Rock Ventures (2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2002-2012); Director, Magenta Therapeutics (since 2016); Director, Global Blood Therapeutics (since 2016); Director, Revolution Medicine (since 2016); Director, Celgene Corporation (since 2015); Director, Whitehead Institute (since 2015); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, Gulf of Maine Research Institute (since 2015); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014) Trustee, Bates College (since 2002).

			4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2012).	4
Oleg M. Pohotsky, M.B.A, J.D. 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investment Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).	4

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship(s) Held	Number of Portfolios in Fund Complex Overseen by Trustee
William S. Reardon 6/1946	Trustee (since 2010)	Certified Public Accountant (until 2017); Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (2004-2016).	4
Uwe E. Reinhardt, Ph.D. 9/1937 (deceased 11/2017)	Trustee (since 1998)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (2002-2015); Director, Amerigroup, Inc. (2002-2012).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company, Inc. (2008-2014); Director, Solstice Home Care, Inc. (since 2014)	4
Interested Trustee:
Daniel R Omstead, Ph.D.[3] 7/1953	President (since 2001);Trustee (since 2003)

President of the Fund, Tekla Healthcare Investors (HQH) (since 2001),Tekla Healthcare Opportunities Fund (THQ) (since 2014) and Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Celladon Corporation (2012-2014); Concentric Medical, Inc. (2008-2012); Dynex Corporation (since 2011); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); GenomeDx Biosciences Inc. (since 2016); IlluminOss Medical, Inc. (since 2011); Insightra Medical, Inc. (since 2015); Magellan Diagnostics, Inc. (2006-2016); Neurovance, Inc. (since 2015); Palyon Medical Corporation (2009 2015); Tibion Corporation (2011-2013) and Veniti, Inc. (since 2015).

			4

1  The Address for each Trustee is: Tekla Life Sciences Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (since 2001); Trustee (since 2003)

President of the Fund HQH (since 2001),THQ (since 2014) and THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Celladon Corporation (2012-2014); Concentric Medical, Inc. (2008-2012); Dynex Corporation (since 2011); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); GenomeDx Biosciences Inc. (since 2016); IlluminOss Medical, Inc. (since 2011); Insightra Medical, Inc. (since 2015); Magellan Diagnostics, Inc. (2006-2016); Neurovance, Inc. (since 2015); Palyon Medical Corporation (2009 2015); Tibion Corporation (2011-2013) and Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH (since 2009), THQ (since 2014) and THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Life Sciences Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal, 19th Floor, Boston, MA 02110.

TEKLA LIFE SCIENCES INVESTORS

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 15, 2017. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Oleg Pohotsky, MBA, J.D.	18,714,751	552,967
William S. Reardon	18,766,073	501,645

Oleg Pohotsky, MBA, J.D. and William S. Reardon, were elected to serve until the 2020 Annual Meeting.

Trustees serving until the 2018 Annual Meeting are Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA.

Trustees serving until the 2019 Annual Meeting are Michael W. Bonney, Rakesh K. Jain, Ph.D. and Uwe E. Reinhardt, Ph. D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2017 by the following votes:

For	Against	Abstain
18,852,213	190,061	225,445

Shareholders opposed a shareholder proposal regarding annual terms of trustees by the following votes:

For	Against	Abstain	Non-Votes
2,992,916	4,988,619	432,040	10,854,144

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

TEKLA LIFE SCIENCES INVESTORS

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2017. In February 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 0.00% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2017 to September 30, 2017.

Under Section 854(b)(2) of the Code, the Fund designated $0 as qualified dividends for the year ended September 30, 2017.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2017, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner Ph.D., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D. and Alan Kwan, M.B.A, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $111,240 for the fiscal year ended September 30, 2017 and $108,000 for the fiscal year ended September 30, 2016.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500 for the fiscal year ended September 30, 2017 and $4,650 for the fiscal year ended September 30, 2016.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2017 and $0 for the fiscal year ended September 30, 2016.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) though (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt (deceased 11/2017), Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence);and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)               As of December 5, 2017, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, Ph.D, M.B.A., Christian M. Richard, M.S, M.B.A, Henry Skinner, Ph.D, Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D, M.B.A., Christopher Abbott and Robert Benson, CFA®, CAIA are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (“THW”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, THQ and THW.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, Ph.D., M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Christian M. Richard, M.S., M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin. He joined TCM in 2015.

Henry Skinner, Ph.D., is Senior Vice President, Venture of TCM. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D., M.B.A. is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

Christopher Abbott, is Senior Analyst.  Previously, Mr. Abbott spent 8 years at Leerink Partners where he was a Vice President on the Equity Research team covering the Healthcare IT and Healthcare Supply Chain group.  He joined TCM in 2016.

Robert Benson, CFA®, CAIA, is Senior Analyst, Research. Previously, Mr. Benson spent 12 years at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams.  He joined TCM in 2016.

(a) (2)               The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,758 million	0	0	0	0
Jason C. Akus	3	$2,758 million	0	0	0	0
Christian M. Richard	3	$2,758 million	0	0	0	0
Timothy Gasperoni	3	$2,758 million	0	0	0	0
Henry Skinner	3	$2,758 million	0	0	0	0
Amanda Birdsey-Benson	3	$2,758 million	0	0	0	0
Alan Kwan	3	$2,758 million	0	0	0	0
Christopher Abbott	3	$2,758 million	0	0	0	0
Robert Benson	3	$2,758 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)               As of September 30, 2017, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)               As of September 30, 2017, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Christian M. Richard	none
Timothy Gasperoni	none
Henry Skinner	none
Amanda Birdsey-Benson	none
Alan Kwan	none
Christopher Abbott	none
Robert Benson	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2016 — Oct. 31, 2016)				2,489,216
Month #2 (Nov. 1, 2016 — Nov. 30, 2016)	24,167	$16.81	24,167	2,465,049
Month #3 (Dec. 1, 2016 — Dec. 31, 2016)				2,465,049
Month #4 (Jan. 1, 2017 — Jan. 31, 2017)				2,465,049
Month #5 (Feb. 1, 2017 — Feb. 28, 2017)				2,465,049
Month #6 (Mar. 1, 2017 — Mar. 31, 2017)				2,465,049
Month #7 (Apri. 1, 2017— Apri. 30, 2017)				2,465,049
Month #8 (May 1, 2017— May 31, 2017)				2,465,049
Month #9 (June 1, 2017— June 30, 2017)				2,465,049
Month #10 (Jul. 1, 2017— Jul. 31, 2017)				2,563,522
Month #11 (Aug. 1, 2017— Aug. 31, 2017)				2,563,522
Month #12 (Sep. 1, 2017— Sep. 30, 2017)				2,563,522
Total	24,167	$16.81	24,167

(1)         On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 24, 2016, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 10, 2017. On March 23, 2017, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a) (3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b)                   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/5/17

* Print the name and title of each signing officer under his or her signature.